Exhibit 10.7

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of February 5, 2015, by and among

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to WELLS FARGO RETAIL FINANCE, LLC (“Lender”),

GREAT AMERICAN GROUP WF, LLC, a California limited liability company (“Original Borrower”), and any other affiliate of Original Borrower party hereto (such affiliates, together with Original Borrower, each a “Borrower” and collectively “Borrowers” and Borrower, together with GAG Inc. (defined below), Great American (defined below), and/or any Subsidiary of any of the foregoing which is or which becomes a party to any Loan Document from time to time, the “Credit Parties”).

WHEREAS:

A.           Borrowers and Lender are party to that certain Second Amended & Restated Credit Agreement dated as of July 15, 2013 (as amended by that certain First Amendment to Credit Agreement and Limited Consent and Waiver, dated May 28, 2014, as further amended by that certain Second Amendment to Credit Agreement, dated as of August 28, 2014, and as may be further amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), pursuant to which Lender agreed, subject to the terms and conditions thereof, to extend credit and make certain other financial accommodations available to Borrowers;

B.           GA Retail, Inc., a California corporation (“Retail”) is party to that certain Joinder to Loan Documents dated as of the date hereof, (as may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Joinder”), pursuant to which Retail joined the Credit Agreement and other Loan Documents as a Borrower;

C.           Great American Group, Inc., a Delaware corporation (“GAG Inc.”) and Great American Group, LLC, a California limited liability company (“Great American”) are parties to that certain Third Amended and Restated Guaranty dated as of July 15, 2013 (as may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Guaranty”), pursuant to which GAG Inc. and Great American jointly and severally guaranteed to Lender payment of (among other things) obligations under the Credit Agreement and other Loan Documents upon the terms set forth the Guaranty;

D.           Credit Parties have requested that Lender agree to effect certain amendments to the Credit Agreement, all as more specifically set forth herein, and Lender is willing to effect such amendment on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1.           Definitions. Capitalized terms not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

2.           Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)          The following definitions are inserted in the appropriate alphabetical order:

““B. Riley” means B. Riley and Co., LLC, a Delaware limited liability company.”

““Retail” means GA Retail, Inc., a California corporation.”

““Target L/C” means that certain Letter of Credit issued under this Agreement on behalf of GA Retail Canada, ULC for the benefit of Target Canada Co. and/or certain of its Affiliates.”

““Third Amendment Effective Date” shall mean February 5, 2015.”

(b)          The definition of “Change of Control” is hereby amended by deleting clause (d) thereof and inserting the following in its stead:

“(d)        (i) Great American fails to own, at any time, directly or indirectly, 100% of the Capital Stock of any Borrower free and clear of all Liens (other than Permitted Encumbrances) and/or ceases to manage any Borrower’s business and operations; provided, however, notwithstanding the foregoing, B. Riley shall be permitted to own up to 1,000 non-voting preferred shares of the Capital Stock of Retail; or (ii) Great American fails to own, at any time, 100% of the Capital Stock of any Borrower entitled to vote with respect to any matters; and”

(c)          Section 4.8(b) of the Credit Agreement shall be amended by deleting the third and final sentence of such section and inserting the following in its stead:

“Each Borrower is a wholly-owned Subsidiary of Great American; provided, however, notwithstanding the foregoing, B. Riley shall be permitted to own up to 1,000 non-voting preferred shares of the Capital Stock of Retail.”

(d)          Section 2.1(a) of the Credit Agreement shall be amended by deleting clause (ii) thereof and inserting the following in its stead:

“(ii) incur Letter of Credit Obligations in Dollars (except as otherwise agreed by Lender or Issuing Bank) in respect of a Borrower, or, at the request of a Borrower, in respect of any other Credit Party or Subsidiary of a Credit Party, as provided for in Annex B and this Section 2.1.”

(e)          Section 7.3 of the Credit Agreement shall be amended by inserting the following as a new sentence at the end thereof:

“Notwithstanding the foregoing, so long as no Default or Event of Default shall have occurred or be continuing, Retail shall be permitted to make a one-time investment on or about the Third Amendment Effective Date in the form of the Target L/C, so long as such Letter of Credit is fully cash collateralized in such amounts as may be requested by the Lender.”

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(f)          Section 7.14 of the Credit Agreement shall be amended by deleting such section in its entirety and inserting the following in its stead:

“No Borrower shall, directly or indirectly, (i) declare, order, pay or make any Restricted Payment or (ii) set aside any sum or property therefor, except: (A) Borrowers may make payments to Great American of Amounts received by Borrowers in connection with a Liquidation Sale pursuant to Section 2.8(a)(xiv) and the last sentence of Section 2.8, and (B) so long as no Default or Event of Default has occurred and is continuing, upon either the return of the Target L/C undrawn or payment in full of all applicable Letter of Credit Obligations related thereto, Retail shall be permitted to use any amounts received by it from GA Retail Canada, ULC therefrom and any cash collateral amounts released directly to Retail therefrom to make Restricted Payments in such amounts as is necessary to redeem the preferred shares of Capital Stock of Retail owned by B. Riley and to make dividends of any remaining amounts to Great American and, in connection with the redemption, to B. Riley.”

(g)          Annex B to the Credit Agreement is hereby amended by deleting the first sentence thereof and inserting the following in its stead:

“In connection with and subject to the terms and conditions of that certain Second Amended and Restated Credit Agreement, dated as of July 15, 2013, by and between Borrowers and Lender, Lender may issue or cause to be issued Letters of Credit to a Borrower, on behalf of a Borrower or any other Credit Party or Subsidiary of a Credit Party, in each case, subject to the terms and conditions set forth in this Annex B.”

(h)          Annex B to the Credit Agreement is hereby further amended by deleting the first sentence of Section 1(a) and inserting the following in its stead:

“Subject to the terms and conditions set forth herein, Lender, from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, may issue Letters of Credit for the account of a Borrower or any other Credit Party or Subsidiary of a Credit Party or may request that an Underlying Issuer agree to issue Letters of Credit in its sole discretion and if such Underlying Issuer does so issue a Letter of Credit, Lender may undertake to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an “L/C Undertaking”) with respect to such Letters of Credit issued by an Underlying Issuer (as of the Restatement Date, the prospective Underlying Issuer is Lender) for the account of a Borrower or other Credit Party, and to amend or extend Letters of Credit previously issued, in accordance with Section 2 below; provided that after giving effect to the issuance of any requested Letter of Credit, (i) the aggregate outstanding Liquidation Borrowings shall not exceed the Revolving Loan Ceiling, (ii) L/C Usage shall not exceed the Letter of Credit Sublimit, and (iii) the expiry date of the proposed Letter of Credit is no later than thirty (30) days prior to the Revolving Credit Termination Date (the “Letter of Credit Expiration Date”); provided further that any Letters of Credit that are issued other than in connection with a Liquidation Sale shall be cash collateralized in such amounts as may be requested by the Lender from time to time, both at the time of issuance and at any time thereafter (unless otherwise agreed to by the Lender).”

(i)          Annex B to the Credit Agreement is hereby further amended by inserting the following sentence immediately after the first sentence of Section 9 thereof:

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“Additionally, unless otherwise agreed to by the Lender, any Letters of Credit that are issued other than in connection with a Liquidation Sale shall be cash collateralized in such amounts as may be requested by the Lender from time to time, both at the time of issuance and at any time thereafter.”

3.           Representations and Warranties. Borrowers represent and warrant to Lender that:

(a)          the representations and warranties set forth in the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof, as though made on such date, and as if each reference therein to “this Agreement” or the “Credit Agreement” or the like includes reference to this Amendment and the Credit Agreement as amended hereby (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date);

(b)          the execution, delivery and performance of this Amendment by each Credit Party (i) are all within such Credit Party’s corporate powers, (ii) are not in contravention of any Laws or the terms of such Credit Party’s Organization Documents, or any indenture, agreement or undertaking to which such Credit Party is a party or by which such Credit Party or its property is bound, and (iii) shall not result in the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral, except in favor of Lender pursuant to the Credit Agreement and the other Loan Documents as amended hereby;

(c)          this Amendment and each other agreement or instrument to be executed and delivered by Credit Parties in connection herewith have been duly authorized, executed and delivered by all necessary action on the part of such Credit Party and, if necessary, its stockholders, as the case may be, and the agreements and obligations of each Credit Party contained herein and therein constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditor’s rights generally and by general principles of equity;

(d)          after giving effect to this Amendment, no Default or Event of Default exists as of the date hereof; and

(e)          no action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other party (other than, in each case, actions, filings or consents that have already been taken, made or obtained) is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

4.           Conditions Precedent. The amendments set forth in this Amendment shall not be effective until each of the following conditions precedent are satisfied in a manner satisfactory to Lender (the “Effective Date”):

(a)          receipt by Lender of this Amendment, duly authorized and executed by each Credit Party;

(b)          to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of Choate, Hall & Stewart LLP, counsel to the Agent) required to be reimbursed or paid by Credit Parties pursuant to the terms of the Credit Agreement;

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(c)          after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, nor shall any Default or Event of Default result from the consummation of the transactions contemplated herein; and

(d)          all orders, permissions, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with, and exemptions by, any Governmental Authority, or any other Person required to authorize or otherwise required in connection with the execution, delivery and performance by each Credit Party of this Amendment and the transactions contemplated, shall have been obtained and shall be in full force and effect.

5.           Effect on Loan Documents. As amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed by each Credit Party in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender under the Credit Agreement or the other Loan Documents. Each Credit Party hereby ratifies and confirms in all respects all of its obligations and any prior grant of a security interest under the Credit Agreement and the other Loan Documents.

6.           Further Assurances. Each Credit Party shall execute and deliver all agreements, documents and instruments, each in form and substance satisfactory to Lender, and take all actions as Lender may reasonably request from time to time, to perfect and maintain the perfection and priority of the security interest in the Collateral held by Lender and to fully consummate the transactions contemplated under this Amendment and the Credit Agreement, as modified hereby.

7.           Release. Each Credit Party hereby remises, releases, acquits, satisfies and forever discharges Lender, its agents, employees, officers, directors, predecessors, attorneys and all others acting on behalf of or at the direction of Lender, of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, or now has, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, against Lender, its agents, employees, officers, directors, attorneys and all persons acting on behalf of or at the direction of Lender (“Releasees”), for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. Without limiting the generality of the foregoing, each Credit Party waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they have or may have as of the date hereof, including, but not limited to, the rights to contest any conduct of Lender or other Releasees on or prior to the date hereof.

8.           No Novation; Entire Agreement. This Amendment is not a novation or discharge of the terms and provisions of the obligations of Credit Parties under the Credit Agreement and the other Loan Documents. There are no other understandings, express or implied, among Credit Parties and Lender regarding the subject matter hereof or thereof.

9.           Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

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10.          Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic transmission also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

11.          Construction. This Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement. Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

GREAT AMERICAN GROUP WF, LLC, a California limited liability company

By:	/s/Phillip J. Ahn
Name: Phillip J. Ahn
Title: CFO

[Signature Page to Third Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/Joseph Burt
Name: Joseph Burt
Title: Director

[Signature Page to Third Amendment to Credit Agreement]

ACKNOWLEDGEMENT AND AGREEMENT

Each of the undersigned hereby acknowledges and agrees to the provisions of the foregoing Amendment applicable to it, including but not limited to the releases set forth in Section 7.

B. RILEY FINANCIAL, INC., a Delaware corporation (f/k/a Great American Group, Inc.)

By:	/s/ Phillip J. Ahn
Name: Phillip J. Ahn
Title: CFO

great american group, llc, a California limited liability company

By:	/s/ Phillip J. Ahn
Name: Phillip J. Ahn
Title: CFO

gA RETAIL, Inc., a California corporation

By:	/s/ Phillip J. Ahn
Name: Phillip J. Ahn
Title: Secretary

[Signature Page to Third Amendment to Credit Agreement]